UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22760

Oppenheimer Global Multi-Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2017

Item 1.  Reports to Stockholders.

Annual Report 9/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer **Global Multi-Alternatives Fund**

Table of Contents

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
1-Year	0.18%	-5.58%	0.66%
Since Inception (12/28/12)	0.32	-0.92	0.22

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 0.18%. On a relative basis, the Fund underperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.66% during the same period. The primary detractors from the Fund’s performance versus the Index were its exposure to income alternatives, particularly event-linked bonds and master limited partnerships (“MLPs”), and its exposure to Global Real Estate through real estate investment trusts (REITs). Top performing areas included the Fund’s exposure to Alpha alternatives and its risk management overlay.

In income alternatives, event-linked bonds were impacted negatively as global insurance and reinsurance markets endured an extremely challenging environment amid an unprecedented number of large and impactful natural disaster events that occurred in late August through September. Losses from Hurricanes Harvey, Irma, and Maria, along with a major earthquake in Mexico, were significant. Our MLP strategy seeks to invest in U.S. midstream MLPs that the investment team believes have attractive risk and reward characteristics. During the reporting period, midstream sector equities continued to be challenged by anemic capital flows and pervasively negative sentiment among market participants toward all things energy. Hurricane Harvey also hit Houston, Texas

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

in August 2017. The hurricane produced an extraordinary amount of flooding, but little wind or storm surge related damage to midstream infrastructure, and thus only transitory disruptions with insignificant sustainable impact upon midstream operators. Offsetting the underperformance in these areas a degree was the Fund’s exposure to leveraged loans, which performed positively during the reporting period. Credit assets have been some of the best performing asset classes on a risk-adjusted basis over this period.

The Fund’s exposure to Global Real Estate through real estate investment trusts (REITs) detracted from performance for this reporting period. The bulk of the underperformance in this area occurred over the first half of the reporting period. After healthy year-to-date returns through the third quarter of 2016, global-listed securities declined sharply starting in the fourth quarter of 2016, as real estate investment trusts (“REITs”) were negatively impacted by rising interest rates around the world, and we decreased our exposure at that time. However, in early 2017, we increased our position again after interest rate volatility subsided and we witnessed positive momentum in the alternative. Global Real Estate has performed positive year to date in 2017, but not enough to offset the declines witnessed in late 2016.

Our exposure to Alpha alternatives produced positive results, driven by the Fundamental Alternatives strategy. The strategy had positive performance driven by the Equity and Credit strategies and this was partially offset by the Global Macro strategy, which was a small detractor. The Currency Alpha Strategy detracted from performance. The strategy can be long and/or short currencies against the U.S. dollar, and seeks opportunities regardless of dollar bull or bear market cycles. One of our key market views at the turn of the year was that the U.S. dollar, and though already significantly overvalued, would continue to appreciate in light of a shifting U.S. policy landscape. A united Republican Congress and presidency had increased the odds of fiscal stimulus which, coupled with monetary tightening already underway, created the potential for meaningful fiscal and monetary policy divergence between the United States and other major developed countries. In our view, such a policy mix was likely to boost the greenback against other major currencies. Year to date in 2017, however, the U.S. dollar has fallen on a trade-weighted basis. This has been a headwind to our currency positioning and has been a detractor during the period. With a few setbacks to the current administration’s agenda and tax reform still an open question, we have reduced our U.S. dollar long position to neutral and continue to express relative relative-value views in

4         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

high-yielding emerging market currencies such as the Turkish lira, Russian ruble and Indian rupee versus their developed-market peers. We have also added long exposure to Japanese yen as a means of balancing risk in this strategy.

The Fund’s risk management overlays were also a positive contributor to performance. Given appropriate market conditions, the Fund periodically utilizes risk management overlays in an attempt to control and manage volatility, hedge unwanted risks, and maximize risk-adjusted returns. With an underweight to real asset alternatives, the Fund was positioned somewhat conservatively versus its peers in terms of fund volatility and sensitivity to equities. To offset this risk, we increased equity market exposure and upside market potential through derivatives. This proved to be a constructive strategy during the period, as these upside hedges were a capital and cost effective way to participate in the equity market upswing. In particular, our emerging market equity exposure was a positive contributor as this market moved higher during the period.

STRATEGY & OUTLOOK

The Fund comprises a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, such as Global Multi Strategies, Fundamental Alternatives Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g. MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Global Real Estate and Commodities, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

As we look ahead, we have modest return expectations given valuations in most asset classes. We see an accelerating growth picture abroad as a potential tailwind to risky assets in the near term. In terms of our asset allocation overlays, we have a relative value preference for European and Emerging equities versus the U.S. equity market, where we see cheaper valuations and earlier stages of the business cycle. In credit markets we continue to see increasing vulnerabilities like non-financial corporate leverage nearing previous cyclical peaks.

As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscape to assess risks

5         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

to the macro outlook and financial markets. While the macro backdrop is positive, valuation in some asset classes are stretched and we believe that diversifying risk,

Mark Hamilton Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

controlling volatility and managing the downside can be a winning strategy going forward.

Dokyoung Lee, CFA Portfolio Manager

Alessio de Longis, CFA Portfolio Manager

6         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Alternative Funds	78.7%
Domestic Fixed Income Fund	15.2
Common Stocks	5.1
Money Market Fund	1.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Fundamental Alternatives Fund, Cl. I	31.8%
Oppenheimer Global Multi Strategies Fund, Cl. I	31.8
Oppenheimer Master Loan Fund, LLC	15.1
Oppenheimer Master Event-Linked Bond Fund, LLC	9.1
Oppenheimer Global Real Estate Fund, Cl. I	5.5
Oppenheimer Institutional Government Money Market Fund, Cl. E	0.9
Energy Transfer Partners LP	0.5
Energy Transfer Equity LP	0.5
Enterprise Products Partners LP	0.4
TC PipeLines LP	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	Since Inception
Class A (ODAAX)	12/28/12	0.18%	0.32%
Class C (ODACX)	12/28/12	-0.58	-0.62
Class I (ODAIX)	12/28/12	0.63	0.69
Class R (ODANX)	12/28/12	-0.09	-0.11
Class Y (ODAYX)	12/28/12	0.46	0.43

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	Since Inception
Class A (ODAAX)	12/28/12	-5.58%	-0.92%
Class C (ODACX)	12/28/12	-1.54	-0.62
Class I (ODAIX)	12/28/12	0.63	0.69
Class R (ODANX)	12/28/12	-0.09	-0.11
Class Y (ODAYX)	12/28/12	0.46	0.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

8         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017
Class A	$1,000.00	$994.60	$5.31
Class C	1,000.00	991.30	10.19
Class I	1,000.00	996.80	3.11
Class R	1,000.00	993.50	7.27
Class Y	1,000.00	996.80	4.52

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.75	5.38
Class C	1,000.00	1,014.89	10.31
Class I	1,000.00	1,021.96	3.15
Class R	1,000.00	1,017.80	7.36
Class Y	1,000.00	1,020.56	4.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.06%
Class C	2.03
Class I	0.62
Class R	1.45
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS September 30, 2017

	Shares	Value
Investment Companies—94.2%[1]
Alternative Funds—78.2%
Oppenheimer Fundamental Alternatives Fund, Cl. I	326,570	$9,212,540
Oppenheimer Global Multi Strategies Fund, Cl. I	391,212	9,193,493
Oppenheimer Global Real Estate Fund, Cl. I	152,835	1,597,123
Oppenheimer Master Event-Linked Bond Fund, LLC	172,399	2,625,924

		22,629,080
Domestic Fixed Income Fund—15.1%
Oppenheimer Master Loan Fund, LLC	263,121	4,362,928
Money Market Fund—0.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.98%[2]	274,405	274,405

Total Investment Companies (Cost $27,996,666)		27,266,413
Common Stocks—5.0%
Antero Midstream GP LP	1,909	39,077
Buckeye Partners LP3	1,035	58,995
Energy Transfer Equity LP3	8,200	142,516
Energy Transfer Partners LP3	8,185	149,704
Enterprise Products Partners LP3	4,910	128,004
EQT Midstream Partners LP3	580	43,483
Genesis Energy LP3	1,085	28,590
Magellan Midstream Partners LP3	1,470	104,458
MPLX LP3	3,124	109,371
Phillips 66 Partners LP3	930	48,881
Plains All American Pipeline LP3	1,655	35,069
Plains GP Holdings LP, Cl. A	1,810	39,585
Rice Midstream Partners LP3	2,345	49,104
Tallgrass Energy GP LP, Cl. A	2,847	80,428
Tallgrass Energy Partners LP3	300	14,366
Targa Resources Corp.	2,351	111,202
TC PipeLines LP3	2,130	111,442
Western Gas Partners LP3	640	32,819
Westlake Chemical Partners LP3	1,044	23,699
Williams Cos., Inc. (The)	1,220	36,612
Williams Partners LP3	1,915	74,493

Total Common Stocks (Cost $1,193,979)		1,461,898
Total Investments, at Value (Cost $29,190,645)	99.2%	28,728,311
Net Other Assets (Liabilities)	0.8	217,136

Net Assets	100.0%	$28,945,447

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares September 30, 2017
Oppenheimer Fundamental Alternatives Fund, Cl. I	398,454	2,781	74,665	326,570

12         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Footnotes to Statement of Investments (Continued)

		Shares September 30, 2016		Gross Additions			Gross Reductions		Shares September 30, 2017
Oppenheimer Global Multi Strategies Fund, Cl. I		426,604		159,720			195,112		391,212
Oppenheimer Global Real Estate Fund, Cl. I		157,682		84,154			89,001		152,835
Oppenheimer Institutional Government Money Market Fund, Cl. E		260,930		12,681,776			12,668,301		274,405
Oppenheimer Master Event-Linked Bond Fund, LLC		209,942		—			37,543		172,399
Oppenheimer Master Loan Fund, LLC		327,897		—			64,776		263,121

		Value		Income			Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Fundamental Alternatives Fund, Cl. I	$	9,212,540	$	76,440		$	33,095	$	193,519
Oppenheimer Global Multi Strategies Fund, Cl. I		9,193,493		616,147			(388,440)		(195,178)
Oppenheimer Global Real Estate Fund, Cl. Ia		1,597,123		58,859			17,656		(136,576)
Oppenheimer Institutional Government Money Market Fund, Cl. E		274,405		4,474			—		—
Oppenheimer Master Event-Linked Bond Fund, LLC		2,625,924		195,942	[b]		(6,441)[b]		(282,991)[b]
Oppenheimer Master Loan Fund, LLC		4,362,928		283,730	[c]		20,565 [c]		7,084 [c]

Total	$	27,266,413	$	1,235,592		$	(323,565)	$	(414,142)

a. This Fund distributed realized gains of $28,938.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Rate shown is the 7-day yield at period end.

3. Security is a Master Limited Partnership.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$28,728,311	100.0%

Forward Currency Exchange Contracts as of September 30, 2017

Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	12/2017	CLP	26,000	USD	42	$—	$1,610
BAC	12/2017	MYR	1,730	USD	414	—	4,676

13         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	12/2017	RUB	49,900	USD	859	$2,209	$6,041
BAC	12/2017	USD	71	EUR	60	—	349
BAC	12/2017	USD	45	KRW	51,000	703	—
BAC	12/2017	USD	445	RUB	25,757	3,585	—
BOA	12/2017	NOK	1,700	USD	218	—	3,917
BOA	12/2017	SEK	2,880	USD	362	—	6,513
BOA	12/2017	TRY	130	USD	36	—	685
BOA	12/2017	USD	416	CAD	505	10,392	—
BOA	12/2017	USD	282	EUR	235	3,585	—
BOA	12/2017	USD	39	GBP	30	—	1,575
BOA	12/2017	USD	522	KRW	589,000	7,671	—
BOA	12/2017	USD	355	SEK	2,880	—	524
CITNA-B	12/2017	COP	211,000	USD	72	—	1,047
CITNA-B	12/2017	EUR	295	USD	350	—	65
CITNA-B	12/2017	JPY	49,000	USD	455	—	17,862
CITNA-B	12/2017	TRY	250	USD	70	—	1,683
CITNA-B	12/2017	USD	35	AUD	45	141	—
CITNA-B	12/2017	USD	40	CAD	50	—	554
CITNA-B	12/2017	USD	172	ZAR	2,235	8,510	—
CITNA-B	12/2017	ZAR	3,368	USD	256	—	10,518
DEU	12/2017	EUR	156	USD	188	—	3,311
DEU	12/2017	NOK	90	USD	12	—	322
DEU	12/2017	PLN	1,530	USD	432	—	12,873
DEU	12/2017	TRY	1,480	USD	422	—	15,247
DEU	12/2017	USD	432	CHF	410	6,922	—
DEU	12/2017	USD	482	EUR	402	5,199	—
DEU	12/2017	USD	105	ILS	370	735	517
GSCO-OT	12/2017	CLP	101,000	USD	159	—	1,794
GSCO-OT	12/2017	COP	259,000	USD	87	723	—
GSCO-OT	12/2017	MXN	200	USD	11	—	161
GSCO-OT	12/2017	MYR	130	USD	30	346	—
HSBC	12/2017	COP	491,000	USD	167	—	893
HSBC	12/2017	IDR	481,000	USD	36	—	216
HSBC	12/2017	USD	290	CNH	1,920	2,767	—
HSBC	12/2017	USD	407	GBP	310	—	9,240
HSBC	12/2017	USD	541	NZD	748	1,028	—
HSBC	12/2017	USD	144	PLN	530	—	1,008
JPM	12/2017	AUD	230	USD	185	—	4,261
JPM	12/2017	IDR	5,414,000	USD	404	—	4,531
JPM	12/2017	INR	25,000	USD	387	—	8,094
JPM	12/2017	MXN	2,600	USD	145	—	3,763
JPM	12/2017	PLN	140	USD	39	—	531
JPM	12/2017	RUB	4,200	USD	72	268	—
JPM	12/2017	TWD	5,000	USD	169	—	3,495
JPM	12/2017	USD	340	ILS	1,190	2,119	—
JPM	12/2017	USD	184	NZD	255	548	614
JPM	12/2017	USD	165	TWD	5,000	205	—

14        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
TDB	10/2017 - 12/2017	BRL	200	USD	62	$391	$—
TDB	12/2017	JPY	5,000	USD	45	—	812
TDB	12/2017	USD	437	AUD	545	10,345	—
TDB	10/2017	USD	31	BRL	100	—	231

Total Unrealized Appreciation and Depreciation						$68,392	$129,533

Futures Contracts as of September 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Market Index	NYF	Buy	12/15/17	9	USD 495	$490,185	$(4,568)
STOXX Europe 600 Index	EUX	Buy	12/15/17	45	EUR 992	1,027,278	35,038
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/17	2	USD 253	250,625	2,809

							$33,279

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone

15         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
MSCI	Morgan Stanley Capital International

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange
NYF	New York Futures Exchange

See accompanying Notes to Financial Statements.

16        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,193,979)	$1,461,898
Affiliated companies (cost $27,996,666)	27,266,413
28,728,311
Cash	50,748
Cash used for collateral on futures	261,469
Unrealized appreciation on forward currency exchange contracts	68,392
Receivables and other assets:
Variation margin receivable	10,923
Shares of beneficial interest sold	2,669
Dividends	512
Other	3,835
Total assets	29,126,859
Liabilities
Unrealized depreciation on forward currency exchange contracts	129,533
Payables and other liabilities:
Shares of beneficial interest redeemed	6,779
Shareholder communications	5,991
Distribution and service plan fees	5,606
Trustees’ compensation	634
Other	32,869
Total liabilities	181,412
Net Assets	$28,945,447

Composition of Net Assets
Par value of shares of beneficial interest	$3,123
Additional paid-in capital	32,385,674
Accumulated net investment loss	(128,121)
Accumulated net realized loss on investments and foreign currency transactions	(2,827,606)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(487,623)
Net Assets	$28,945,447

17         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $21,140,644 and 2,274,549 shares of beneficial interest outstanding)	$9.29

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,467,260 and 379,556 shares of beneficial interest outstanding)	$9.14

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,397 and 1,006 shares of beneficial interest outstanding)	$9.34

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,399,308 and 260,775 shares of beneficial interest outstanding)	$9.20

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,928,838 and 207,286 shares of beneficial interest outstanding)	$9.31

See accompanying Notes to Financial Statements.

18        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT

OF OPERATIONS For the Year Ended September 30, 2017

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$195,623
Dividends	319
Net expenses	(14,079)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	181,863
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	272,957
Dividends	10,773
Net expenses	(16,738)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	266,992
Total allocation of net investment income from master funds	448,855
Investment Income
Dividends:
Unaffiliated companies	2,540
Affiliated companies	755,920
Interest	363
Total investment income	758,823
Expenses
Management fees	269,475
Distribution and service plan fees:
Class A	32,429
Class C	37,948
Class R	12,037
Transfer and shareholder servicing agent fees:
Class A	49,341
Class C	8,391
Class I	4
Class R	5,321
Class Y	6,671
Shareholder communications:
Class A	20,062
Class C	6,591
Class R	2,642
Class Y	1,861
Legal, auditing and other professional fees	66,272
Trustees’ compensation	472
Custodian fees and expenses	44
Other	16,732
Total expenses	536,293
Less waivers and reimbursements of expenses	(231,498)
Net expenses	304,795
Net Investment Income	902,883

19         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT

OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$(308,780)
Affiliated companies	(337,689)
Option contracts written	112,585
Futures contracts	48,278
Foreign currency transactions	(684)
Forward currency exchange contracts	54,938
Distributions received from affiliated companies	28,938
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(6,441)
Oppenheimer Master Loan Fund, LLC	20,565
Net realized loss	(388,290)
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	61,939
Affiliated companies	(138,235)
Translation of assets and liabilities denominated in foreign currencies	2,221
Forward currency exchange contracts	(85,208)
Futures contracts	37,544
Option contracts written	(46,631)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(282,991)
Oppenheimer Master Loan Fund, LLC	7,084
Net change in unrealized appreciation/depreciation	(444,277)
Net Increase in Net Assets Resulting from Operations	$70,316

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations
Net investment income	$902,883	$604,199
Net realized loss	(388,290)	(173,609)
Net change in unrealized appreciation/depreciation	(444,277)	371,159
Net increase in net assets resulting from operations	70,316	801,749
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(831,048)	(534,960)
Class C	(108,046)	(51,107)
Class I	(409)	(232)
Class R	(81,611)	(36,493)
Class Y	(152,677)	(122,859)
	(1,173,791)	(745,651)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,907,731)	(4,548,277)
Class C	(537,888)	(771,210)
Class I	(435)	(4)
Class R	109,502	30,722
Class Y	(1,945,756)	(3,621,451)
	(4,282,308)	(8,910,220)
Net Assets
Total decrease	(5,385,783)	(8,854,122)
Beginning of period	34,331,230	43,185,352
End of period (including accumulated net investment income (loss) of $(128,121) and $32,906, respectively)	$28,945,447	$34,331,230

See accompanying Notes to Financial Statements.

21         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.62	$9.52	$10.07	$9.70	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.27	0.16	0.24	0.17	0.05
Net realized and unrealized gain (loss)	(0.25)	0.12	(0.52)	0.21	(0.31)

Total from investment operations	0.02	0.28	(0.28)	0.38	(0.26)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.18)	(0.27)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.04)

Total dividends and/or distributions to shareholders	(0.35)	(0.18)	(0.27)	(0.01)	(0.04)
Net asset value, end of period	$9.29	$9.62	$9.52	$10.07	$9.70

Total Return, at Net Asset Value[3]	0.18%	3.07%	(2.80)%	3.87%	(2.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,141	$23,811	$28,124	$31,356	$17,126
Average net assets (in thousands)	$22,418	$26,495	$29,537	$21,771	$13,540
Ratios to average net assets:[4,5]
Net investment income	2.92%	1.67%	2.47%	1.66%	0.62%
Expenses excluding specific expenses listed below	1.67%	1.60%	1.09%	0.63%	0.99%
Interest and fees from borrowings	0.00%	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.67%	1.60%	1.09%	0.63%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.92%	0.77%	0.63%	0.99%
Portfolio turnover rate	21%	6%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	2.24%
Year Ended September 30, 2016	2.20%
Year Ended September 30, 2015	1.33%
Year Ended September 30, 2014	1.28%
Period Ended September 30, 2013	1.67%

See accompanying Notes to Financial Statements.

22         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.45	$9.36	$9.91	$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.19	0.07	0.14	0.06	(0.03)
Net realized and unrealized gain (loss)	(0.24)	0.12	(0.49)	0.22	(0.32)

Total from investment operations	(0.05)	0.19	(0.35)	0.28	(0.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.10)	(0.20)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.26)	(0.10)	(0.20)	(0.01)	(0.01)
Net asset value, end of period	$9.14	$9.45	$9.36	$9.91	$9.64

Total Return, at Net Asset Value[3]	(0.58)%	2.07%	(3.58)%	2.86%	(3.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,467	$4,136	$4,872	$4,821	$2,145
Average net assets (in thousands)	$3,811	$4,567	$5,070	$3,421	$1,131
Ratios to average net assets:[4,5]
Net investment income (loss)	2.01%	0.81%	1.49%	0.65%	(0.47)%
Expenses excluding specific expenses listed below	2.60%	2.48%	1.99%	1.60%	2.20%
Interest and fees from borrowings	0.00%	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.60%	2.48%	1.99%	1.60%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.80%	1.64%	1.60%	2.20%
Portfolio turnover rate	21%	6%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	3.17%
Year Ended September 30, 2016	3.08%
Year Ended September 30, 2015	2.23%
Year Ended September 30, 2014	2.25%
Period Ended September 30, 2013	2.88%

See accompanying Notes to Financial Statements.

23         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.67	$9.57	$10.11	$9.70	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.32	0.19	0.28	0.19	0.06
Net realized and unrealized gain (loss)	(0.26)	0.13	(0.51)	0.23	(0.31)

Total from investment operations	0.06	0.32	(0.23)	0.42	(0.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.22)	(0.31)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.05)

Total dividends and/or distributions to shareholders	(0.39)	(0.22)	(0.31)	(0.01)	(0.05)
Net asset value, end of period	$9.34	$9.67	$9.57	$10.11	$9.70

Total Return, at Net Asset Value[3]	0.63%	3.46%	(2.37)%	4.28%	(2.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$10	$10	$11	$10
Average net assets (in thousands)	$10	$10	$10	$10	$10
Ratios to average net assets:[4,5]
Net investment income	3.35%	2.03%	2.80%	1.91%	0.79%
Expenses excluding specific expenses listed below	1.24%	1.20%	0.63%	0.26%	0.76%
Interest and fees from borrowings	0.00%	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.24%	1.20%	0.63%	0.26%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.52%	0.35%	0.26%	0.76%
Portfolio turnover rate	21%	6%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.81%
Year Ended September 30, 2016	1.80%
Year Ended September 30, 2015	0.87%
Year Ended September 30, 2014	0.91%
Period Ended September 30, 2013	1.44%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Class R	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.53	$9.44	$10.00	$9.67	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.23	0.12	0.18	0.11	(0.00)[3]
Net realized and unrealized gain (loss)	(0.24)	0.12	(0.49)	0.23	(0.32)

Total from investment operations	(0.01)	0.24	(0.31)	0.34	(0.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.15)	(0.25)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.32)	(0.15)	(0.25)	(0.01)	(0.01)
Net asset value, end of period	$9.20	$9.53	$9.44	$10.00	$9.67

Total Return, at Net Asset Value[4]	(0.09)%	2.66%	(3.16)%	3.47%	(3.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,399	$2,373	$2,316	$1,542	$651
Average net assets (in thousands)	$2,419	$2,292	$2,028	$1,021	$298
Ratios to average net assets:[5,6]
Net investment income (loss)	2.48%	1.27%	1.83%	1.12%	(0.05)%
Expenses excluding specific expenses listed below	2.04%	1.95%	1.49%	1.07%	1.83%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	2.04%	1.95%	1.49%	1.07%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.27%	1.13%	1.07%[9]	1.77%
Portfolio turnover rate	21%	6%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	2.61%
Year Ended September 30, 2016	2.55%
Year Ended September 30, 2015	1.73%
Year Ended September 30, 2014	1.72%
Period Ended September 30, 2013	2.51%

9. Waiver is less than 0.005%.

See accompanying Notes to Financial Statements.

25         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.64	$9.53	$10.08	$9.69	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.35	0.24	0.25	0.17	0.04
Net realized and unrealized gain (loss)	(0.31)	0.06	(0.52)	0.23	(0.31)

Total from investment operations	0.04	0.30	(0.27)	0.40	(0.27)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.19)	(0.28)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.04)

Total dividends and/or distributions to shareholders	(0.37)	(0.19)	(0.28)	(0.01)	(0.04)
Net asset value, end of period	$9.31	$9.64	$9.53	$10.08	$9.69

Total Return, at Net Asset Value[3]	0.46%	3.19%	(2.74)%	4.08%	(2.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,929	$4,001	$7,863	$11,051	$964
Average net assets (in thousands)	$3,024	$3,741	$10,813	$7,800	$450
Ratios to average net assets:[4,5]
Net investment income	3.71%	2.52%	2.53%	1.64%	0.58%
Expenses excluding specific expenses listed below	1.48%	1.51%	0.95%	0.51%	1.15%
Interest and fees from borrowings	0.00%	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.48%	1.51%	0.95%	0.51%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.83%	0.63%	0.51%	1.15%
Portfolio turnover rate	21%	6%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	2.05%
Year Ended September 30, 2016	2.11%
Year Ended September 30, 2015	1.19%
Year Ended September 30, 2014	1.16%
Period Ended September 30, 2013	1.83%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2017

1. Organization

Oppenheimer Global Multi-Alternatives Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly known as Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (the “Sub-Sub-Advisers”).

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

27         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

    For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund paid interest to its custodian on such cash overdrafts, to the extent they are

28        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the reporting period, the Fund paid federal excise tax of $6,965. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$283,582	$—	$3,217,002	$509,395

1. At period end, the Fund had $3,217,002 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

29        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Expiring
No expiration	$3,217,002

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$6,965	$109,881	$102,916

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2017	Year Ended September 30, 2016
Distributions paid from:
Ordinary income	$1,173,791	$745,651

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$29,227,912
Federal tax cost of other investments	1,218,064

Total federal tax cost	$30,445,976

Gross unrealized appreciation	$636,388
Gross unrealized depreciation	(1,145,783)

Net unrealized depreciation	$(509,395)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

30        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

31        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

32        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

3. Securities Valuation (Continued)

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks	$	1,461,898	$	—	$	—	$	1,461,898
Investment Companies		20,277,561		6,988,852		—		27,266,413

Total Investments, at Value		21,739,459		6,988,852		—		28,728,311
Other Financial Instruments:
Futures contracts		37,847		—		—		37,847
Forward currency exchange contracts		—		68,392		—		68,392

Total Assets	$	21,777,306	$	7,057,244	$	—	$	28,834,550

Liabilities Table
Other Financial Instruments:
Futures contracts	$	(4,568)	$	—	$	—	$	(4,568)
Forward currency exchange contracts		—		(129,533)		—		(129,533)

Total Liabilities	$	(4,568)	$	(129,533)	$	—	$	(134,101)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

33        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Fundamental Alternatives Fund and Oppenheimer Global Multi Strategies Fund, accounted for 31.83% and 31.76% of the Fund’s net assets. Additional information on Oppenheimer Fundamental Alternatives Fund and Oppenheimer Global Multi Strategies Fund, including the audited financials, can be found on the SEC website.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/ (loss) on its investments in each Master Fund according to its allocated pro-rata share, based

34        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

4. Investments and Risks (Continued)

on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 0.28% of Master Loan and 1.01% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

A shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 32% of the Fund’s total outstanding shares at period end.

35        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

36        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $6,675,223 and $6,017,636, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

37        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $1,615,573 and $1,876,899 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

38        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,715 and $52,053 on purchased call options and purchased put options, respectively.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $68,048 and $31,580 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty.

39        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $70,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

40        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$21,648	$(13,214)	$–	$–	$8,434
Barclays Bank plc	6,497	(6,497)	–	–	–
Citibank NA	8,651	(8,651)	–	–	–
Deutsche Bank AG	12,856	(12,856)	–	–	–
Goldman Sachs Bank USA	1,069	(1,069)	–	–	–
HSBC Bank USA NA	3,795	(3,795)	–	–	–
JPMorgan Chase Bank NA	3,140	(3,140)	–	–	–
Toronto Dominion Bank	10,736	(1,043)	–	–	9,693

	$68,392	$(50,265)	$–	$–	$18,127

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

41        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(13,214)	$13,214	$–	$–	$–
Barclays Bank plc	(12,676)	6,497	–	–	(6,179)
Citibank NA	(31,729)	8,651	–	–	(23,078)
Deutsche Bank AG	(32,270)	12,856	–	–	(19,414)
Goldman Sachs Bank USA	(1,955)	1,069	–	–	(886)
HSBC Bank USA NA	(11,357)	3,795	–	–	(7,562)
JPMorgan Chase Bank NA	(25,289)	3,140	–	–	(22,149)
Toronto Dominion Bank	(1,043)	1,043	–	–	–

	$(129,533)	$50,265	$–	$–	$(79,268)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Variation margin receivable	$10,454	*
Interest rate contracts	Variation margin receivable	469	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	68,392		Unrealized depreciation on forward currency exchange contracts	$129,533

Total		$79,315			$129,533

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

42        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts	Total
Equity contracts	$—	$—	$58,362	$—	$58,362
Forward currency exchange contracts	(155,262)	112,585	—	54,938	12,261
Interest rate contracts	—	—	32,452	—	32,452
Volatility contracts	—	—	(42,536)	—	(42,536)

Total	$(155,262)	$112,585	$48,278	$54,938	$60,539

*Includes purchased option contracts and purchased swaption contracts, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Futures contracts	Forward currency exchange contracts	Total
Equity contracts	$—	$—	$35,968	$—	$35,968
Forward currency exchange contracts	16,321	(46,631)	—	(85,208)	(115,518)
Interest rate contracts	—	—	1,576	—	1,576

Total	$16,321	$(46,631)	$37,544	$(85,208)	$(77,974)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	153,649	$1,439,718	293,288	$2,762,766
Dividends and/or distributions reinvested	52,051	483,029	38,070	350,629
Redeemed	(407,565)	(3,830,478)	(809,159)	(7,661,672)

Net decrease	(201,865)	$(1,907,731)	(477,801)	$(4,548,277)

Class C
Sold	46,031	$425,793	68,004	$630,012
Dividends and/or distributions reinvested	11,713	107,647	5,587	50,951
Redeemed	(115,777)	(1,071,328)	(156,685)	(1,452,173)

Net decrease	(58,033)	$(537,888)	(83,094)	$(771,210)

43        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	2	18	1	10
Redeemed	(48)	(453)	(1)	(14)

Net decrease	(46)	$(435)	—	$(4)

Class R
Sold	60,807	$563,979	58,244	$542,562
Dividends and/or distributions reinvested	8,770	80,863	3,954	36,217
Redeemed	(57,750)	(535,340)	(58,541)	(548,057)

Net increase	11,827	$109,502	3,657	$30,722

Class Y
Sold	55,218	$519,587	366,614	$3,497,823
Dividends and/or distributions reinvested	16,263	150,923	12,617	116,452
Redeemed	(279,310)	(2,616,266)	(788,772)	(7,235,726)

Net decrease	(207,829)	$(1,945,756)	(409,541)	$(3,621,451)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$6,429,144	$11,376,820

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.80
Next $4 billion	0.75
Over $5 billion	0.73

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

44        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

9. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund

45        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
September 30, 2017	$6,673	$—	$204	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.37% for Class A shares, 2.12% for Class C shares, 0.93% for Class I shares, 1.62% for Class R shares and 1.12% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

    Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for

46        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

9. Fees and Other Transactions with Affiliates (Continued)

Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$2,486
Class C	420
Class R	273
Class Y	307

This fee waiver and/or reimbursement may be terminated at any time.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $228,012 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

47        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi-Alternatives Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi-Alternatives Fund (the Fund), including the statement of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi-Alternatives Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2017

48         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 10.89% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $116,403 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $294,256 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

49         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Barings, LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”), whereby OFI SteelPath and Barings provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Advisers’ key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and for OFI SteelPath, securities trading services. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing

50         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Dokyoung Lee, Benjamin Rockmuller and Alessio de Longis, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers, Sub-Sub-Advisers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multialternative category. The Board noted that the Fund’s one-year and three-year performance was better its category median.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub Advisers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multialternative funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed contractually waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following

51         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

annual rates: 1.37% for Class A shares, 2.12% for Class C, 1.62% for Class R, 0.93% for Class I and 1.12% for Class Y. This fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees and total expenses, net of waivers, were lower than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers and the Sub-Sub-Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers and Sub-Sub-Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

52        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

53         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2012) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead

54         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Edmund P. Giambastiani, Jr., Continued	Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2012) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

55         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2012) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

56        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2012) Year of Birth: 1965	Chief Investment Officer, Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013) as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

57         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub- Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Alessio de Longis, Vice President (Since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

58        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

59         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

60         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

61         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63         OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1132.001.0917 November 21, 2017

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $32,200 in fiscal 2017 and $24,400 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $6,693 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $45,432 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $676,888 in fiscal 2017 and $650,410 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Alternatives Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017